UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c)
Of the Securities Exchange Act of 1934

Check the appropriate box:

[ ] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X] Definitive Information Statement

Trading Solutions.com, Inc.

(Name of Registrant as Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

[ ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.

(3) Filing Party:

(4) Date Filed:

Contact person: David S. Hunt, Esq.
66 Exchange Place, Suite 200
Salt Lake City, Utah 84111
Tel (801) 355-7878; Fax (801) 355-6505

TRADING SOLUTIONS.COM
2469 E. 7000 S., Suite 214
Salt Lake City, Utah 84121

NOTICE OF WRITTEN CONSENT OF SHAREHOLDERS

January 8, 2004

To Shareholders of Trading Solutions.com, Inc.:

NOTICE IS HEREBY GIVEN that the following actions will be taken pursuant to the written consent of a majority of our shareholders, dated January 8, 2004, in lieu of a special meeting of the shareholders. The following actions will be effective on or about January 29, 2003:

1.	Elect Mark L. Baum to our board of directors to serve for a period of one year or until his successor is duly elected and qualified.
2.
Amend our certificate of incorporation to provide for a stock combination (reverse split) of the Common Stock in an exchange ratio to be approved by the Board, ranging from one newly issued share for each two outstanding shares of Common Stock to one newly issued share for each three hundred outstanding shares of Common Stock.

This Notice and the attached Information Statement are being circulated to advise the shareholders of certain actions already approved by written consent of the shareholders who collectively hold a majority of the voting power of our common stock. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be effective until 20 days after the date this Information Statement is mailed to the shareholders. Therefore, this Notice and the attached Information Statement are being sent to you for informational purposes only.

By Order of the Board of Directors
/s/ Mark L. Baum
Mark L. Baum
President, Chief Executive Officer
January 8, 2004

TRADING SOLUTIONS.COM
2469 E. 7000 S., #214, Salt Lake City, Utah 84121

INFORMATION STATEMENT
PURSUANT TO SECTION 14
OF THE SECURITIES EXCHANGE ACT OF 1934
AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

This information statement is circulated to advise the stockholders of action taken without a meeting upon the written consent of the holders of a majority of the outstanding shares of the common stock of the Company.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions will not be effective until 20 days after the date of this Information Statement is mailed to the shareholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU
ARE REQUESTED NOT TO SEND US A PROXY.

The actions to be effective twenty days after the mailing of this Information Statement are as follows:

1.	Elect Mark L. Baum to our board of directors to serve for a period of one year or until his successor is duly elected and qualified.
2.
Amend our certificate of incorporation to provide for a stock combination (reverse split) of the Common Stock in an exchange ratio to be approved by the Board, ranging from one newly issued share for each two outstanding shares of Common Stock to one newly issued share for each three hundred outstanding shares of Common Stock.

Each of the actions is discussed in more detail below.

OUTSTANDING SHARES AND VOTING RIGHTS

Currently, our only class of securities entitled to vote on the matters to be acted upon is common stock, of which the total amount presently outstanding is 18,073,500 shares, each share being entitled to one vote.  The record date for determination of the security holders entitled to vote or give consent is December 22, 2003.  The consent of the holders of a majority of the shares entitled to vote upon the matter is required for approval of the actions.  The board of directors and stockholder owning 15,000,000 which constitute a majority of 82.9% of the outstanding voting securities of Trading Solutions.com have unanimously adopted, ratified and approved resolutions to effect the actions listed above.  No other votes are required or necessary.  We anticipate effecting the reverse split within six months of the date this information statement is filed.

APPROXIMATE DATE OF MAILING: January 10, 2004.

Other than elections to office, none of the persons who have been directors or officers of the Company at any time since the beginning of the last fiscal year, nor any associate of any such persons, has any interest in the matters to be acted upon.  None of our directors has informed us in writing that he intends to oppose any action to be taken by us.  No proposals have been received from any of our stockholders.

Our quarterly and annual reports on Form 10-QSB and Form 10-KSB, respectively have been timely filed with the SEC and may be viewed on the SEC's Web site at www.sec.gov in the Edgar Archives. We are presently "current" in the filing of all reports required to be filed by us.

DISSENTER'S RIGHTS OF APPRAISAL

Nevada Revised Statutes do not provide for dissenter's rights of appraisal in connection with the actions being taken by us.

Election of Directors
(Action No. 1)

Our articles of incorporation and bylaws authorize a board of directors comprised of a number of not less than one.  Our stockholders have elected Mark L. Baum to the board of directors.

Set forth below for each person who has been elected director, based on information supplied by him, are his name, age as of the date of this information statement, any presently held positions with us, his principal occupation now and for the past five years, and his tenure of service with us as a director.  Each shall hold office until their successors are elected and qualify. The information has been provided by the nominees without independent verification by our management.

Nominees For Election As Directors

Mark L. Baum , 31, has more than 10 years experience in creating, financing and growing development stage enterprises in a variety of industries. Mr. Baum has participated in numerous public spin-offs, venture fundings, private-to-public mergers, and various asset acquisitions and divestitures. Mr. Baum is a licensed attorney in the State of California and the principal attorney for The Baum Law Firm. Mr. Baum's law practice focuses on Securities Laws and related issues for SmallCap and MicroCap publicly reporting companies. Mr. Baum is a director of ABCI Holding, Inc.

Reverse Stock Split
(Action No. 2)

Our board of directors adopted resolutions and a majority of our stockholders approved such resolutions providing for a recapitalization pursuant to which the issued and outstanding shares of our common stock are to be reverse split, or consolidated, on a basis ranging from 1-for-2 to 1-for-300, so that stockholders will own one share of common stock for each 2 to 300 shares of common stock now held by the stockholder. The reverse split shall be effected on a date not later than June 30, 2004. No fractional shares will be issued in connection with such recapitalization and fractional shares will be rounded down to the nearest whole number. Under the recapitalization, the 18,073,500 issued and outstanding shares of our common stock will be reverse split resulting in as few as 60,245 shares of common stock being issued and outstanding after the recapitalization.

Reasons for the Reverse Split

Our management believes that the reverse split is in the best interest of the Company because it will reduce or diminish the perceived depressive effect of the Company having a large number of shares issued and outstanding and available for purchase in the public market.

In addition, the reverse split will make available a substantial number of additional authorized, but unissued shares of common stock which will provide increased flexibility in structuring possible future financing, in taking advantage of future business opportunities such as acquisitions, and in meeting corporate needs as they arise, all without the delay and expense of calling a meeting of our stockholders to authorize an increase in authorized capital.

Furthermore, it is ultimately our goal to have our securities listed on the NASDAQ or on a national stock exchange. Our management believes that such listings can more readily be accomplished with a higher stock price and, since the reverse split will reduce the number of outstanding shares of our common stock, it should have the effect of increasing the price of our common stock in the over-the-counter-market.

The rights of existing stockholders will not be altered and no stockholder will be eliminated as a result of the reverse split. Fractional shares will not be issued and will be rounded down to the nearest whole share, not to be reduced below one share.

It is possible that stockholders holding less than 100 shares of our common stock may have larger commissions charged to sell such shares and may even result in a larger commission than the value of the shares being sold.

HISTORY AND ORGANIZATION

Trading Solutions.com, Inc. was incorporated on May 14, 1999 in the state of Nevada. We originally organized to develop a trading school designed to educate people interested in online investing. We offered courses for beginners as well as experienced traders, consisting of theory sessions linked closely with practical hands-on training. We offered individual training, small group sessions and seminars focusing on online trading and various computer-related subjects.

We were not successful with our online trading school and on August 18, 2001, we entered into an exchange agreement with Springland Beverages, Inc., an Ontario, Canada Corporation. Pursuant to the agreement, we exchanged 15,542,500 shares of common stock for all of the issued and outstanding shares of Springland Beverages, Inc., making Springland our wholly owned subsidiary. Concurrent with the agreement, there was a change in control and we changed our business plan to focus on developing and marketing soft drinks. Springland Beverages, Inc. was not able to implement its business plan and failed to achieve profitable operations and on March 28, 2003, we sold the subsidiary back to its president, leaving us with no immediate potential revenue sources.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table presents information about the beneficial ownership of our common stock as of December 23, 2003 by:

each person or entity who is known by us to own beneficially more than 5% of the outstanding shares of our common stock;
each of our directors;
each of our named executive officers;
each of the persons who served as our chief executive officer during our fiscal year ended December 31, 2002; and
all directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities, subject to community property laws, where applicable. Shares of our common stock subject to options or other convertible securities that are presently exercisable or convertible or exercisable or convertible within 60 days of December 23, 2003 are deemed to be outstanding and beneficially owned by the holder for the purpose of computing shares and percentage ownership of that holder, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The percentage of beneficial ownership is based on 18,073,500 shares of common stock outstanding as of December 23, 2003.
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Outstanding (1)
Mark L. Baum (2) 249 South Highway 101, Suite 432 Solana Beach, California 92075	15,000,000	82.9%
All current directors and executive officers as a group (1 person)	15,000,000	82.9%

(1) Includes shares of common stock subject to warrants currently exercisable or convertible within 60 days of December 20, 2003 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(2) Officer and/or Director

EXECUTIVE OFFICERS

All executive officers are elected by our board of directors and hold office until the next Annual Meeting of stockholders and until their successors are elected and qualify.

EXECUTIVE COMPENSATION

Our present director and executive officer has received no cash or other remuneration for services rendered to us; and no compensatory arrangements have yet been set for service in these capacities. Previous director and executive compensation was as follows:

Summary Compensation Table

		Annual Compensation		Long Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Securities Underlying Options (#s)	All Other Compensation ($)
Ralph Moyal Chief Executive Officer (1), Director (1)	2002 2001 2000	--- --- ---	--- --- ---	--- --- ---	--- --- ---
Natalie Shahvaran Chief Executive Officer (1), Director (1)	2002 2001 2000	--- 30,500 11,300	--- --- ---	--- --- ---	--- --- ---
Michael Strahl Secretary (1)	2002 2001 2000	--- 22,500 1,550	--- --- ---	--- --- ---	--- --- ---
Susan Turner Secretary (1)	2002 2001 2000	--- 1,000 ---	--- --- ---	--- --- ---	--- --- ---
(1) Position terminated in 2001.

We do not have any stock option, bonus, profit sharing, pension or similar plan; however, we may adopt such a plan in the future to attract and/or retain members of management or key employees.

Pending Legal Proceedings

To the knowledge of our management, no director or executive officer is party to any action in which any has an interest adverse to us.

Involvement in Certain Legal Proceedings

Except as indicated at the end of this heading, and to the knowledge of our management and during the past 10 years, no present or former director, person nominated to become one of our directors, executive officers, promoters or control persons:

(1) Was a general partner or executive officer of any business by or against which any bankruptcy petition was filed, whether at the time of such filing or two years prior thereto;
(2) Was convicted in a criminal proceeding or named the subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);
(3)    Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting, the following activities:

(i)         Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii) Engaging in any type of business practice; or
(iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;
(4)    Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described above under this Item, or to be associated with persons engaged in any such activity;

(5)    Was found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission to have violated any federal or state securities law, and the judgment in such civil action or finding by the Securities and Exchange Commission has not been subsequently reversed, suspended, or vacated; or

(6)    Was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

Compliance with Section 16(a) of the Exchange Act

All reports required to be filed pursuant to Section 16(a) of the Exchange Act have been timely filed.

Audit, Nominating and Compensation Committees

The Company has no audit, nominating or compensation committees.

OTHER INFORMATION

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in their ownership with the Securities and Exchange Commission, and forward copies of such filings to us.  Based on the copies of filings received by us, during the most recent fiscal year, the directors, officers, and beneficial owners of more than ten percent of our equity securities registered pursuant to Section 12 of the Exchange Act, have filed on a timely basis, all required Forms 3, 4, and 5 and any amendments thereto.

FORM 10-KSB

WE WILL PROVIDE WITHOUT CHARGE A COPY OF OUR MOST RECENT REPORT ON FORM 10-KSB, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, UPON WRITTEN REQUEST TO THE COMPANY AT 2469 E. 7000 S., #214, SALT LAKE CITY, UTAH 84121.

DISTRIBUTION OF INFORMATION STATEMENT

The cost of distributing this Information Statement has been borne by us and certain shareholders that consented to the action taken herein. The distribution will be made by mail.

Pursuant to the requirements of the Exchange Act of 1934, as amended, the
Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

By Order of the Board of Directors
/s/ Mark L. Baum
Mark L. Baum
President, Chief Executive Officer
January 8, 2004